SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




           DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): 05-17-04



                              SAVOY RESOURCES CORP.
                              ---------------------
             (Exact name of Registrant as Specified in its Charter)


           Colorado                   0-32103                  84-1522003
           --------                   -------                  ----------
(State or other jurisdiction        (Commission              (IRS Employer
       of Incorporation)              File No.)           Identification No.)


            435 Martin Street, Suite #3120, Blaine, Washington 98230
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                  360-332-1892

Item 4.   Change in Registrant's Certifying Accountant

(a) Previous independent accountants

On May 17, 2004, Comiskey & Company, Professional Corporation ("Comiskey"), the principal independent accountant of Savoy Resources Corp. ("Savoy" or the "Company"), resigned in order to comply with the requirements of Section 203 of the Sarbanes Oxley Act of 2002 with regard to audit partner rotation.

During the Company's two most recent fiscal years and any subsequent interim period preceding the resignation of Comiskey, there were no disagreements with Comiskey that were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Comiskey, would have caused Comiskey to make reference to the subject matter of the disagreements in connection with its reports. Comiskey, as the Company's principal independent accountant, did not provide an adverse opinion or disclaimer of opinion to the Company's financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years there have been no reportable events, as defined in Regulation S-K Item 304(a)(1)(v).

The Company has requested that Comiskey furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated May 17, 2004, is filed as Exhibit
16.1 to this Form 8-K.

(b) New independent accountants

On May 10, 2004, the board of directors of the Company approved and authorized the engagement of Dale Matheson Carr-Hilton LaBonte, Chartered Accountants ("Labonte"), of Suite 1700, 1140 West Pender Street, Vancouver, British Columbia, Canada V6E 4G1, as the principal independent accountant for the Company.

During the most recent fiscal year the Company has not consulted with LaBonte regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and no written report or oral advice was provided to the Company by concluding that there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in
Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 7.   Financial Statements and Exhibits

(c) The following documents are filed herewith as exhibits:

     Exhibit 16.1 Letter from Comiskey & Company, P.C. dated May 17, 2004.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SAVOY RESOURCES CORP.



Date:    May 17, 2004



By: /s/ Clint Sharples
--------------------------
Clint Sharples
Director